Supplement Dated June 2, 2025
to the Prospectus and Statement of Additional Information, each dated February 28, 2025, for Thrivent Core Small Cap Value Fund, a series of Thrivent Core Funds
On May 20, 2025, the Board of Trustees of Thrivent Core Funds approved the conversion of Thrivent Core Small Cap Value Fund (the “Mutual Fund”) to a newly-organized exchange-traded fund that is a series of Thrivent ETF Trust (the “ETF”) (the “Conversion”). The Conversion is expected to occur in the fourth quarter of 2025, if approved by the shareholders of the Mutual Fund.
The Conversion will be effected through the reorganization of the Mutual Fund into the ETF. After the Conversion, the ETF is anticipated to maintain a substantially similar investment strategy, continue to be managed by the same portfolio management team, and have the same investment adviser as the Mutual Fund.
The ETF will not commence operations before the Conversion, and its shares are not currently available to the public nor approved for listing on any exchange. Following the Conversion, it is expected that the ETF’s shares will be offered to the public and traded on an exchange.
Prior to the Conversion, shareholders of the Mutual Fund will receive a combined proxy statement/prospectus detailing both the Conversion and the ETF involved and providing information about a special meeting of Mutual Fund shareholders. The Conversion is subject to the approval of Mutual Fund shareholders.
The Conversion is expected to qualify as a tax-free reorganization for federal income tax purposes, meaning shareholders will not recognize any gain or loss on the exchange of their Mutual Fund shares for ETF shares in connection with the Conversion, except for any cash received from the Mutual Fund from the liquidation of any fractional Mutual Fund shares held by such shareholder prior to the Conversion.
Please include this Supplement with your Prospectus and Statement of Additional Information.
36479